UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2005

Arena Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

000-31161

23-2908305

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

6166 Nancy Ridge Drive, San Diego, California 92121

(Address of Principal Executive Offices)   (Zip Code)

(858) 453-7200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 11, 2005, Arena Pharmaceuticals, Inc. was issued US patent number 6,953,787, entitled “5-HT2C Receptor Modulators,” by the United States Patent and Trademark Office. The patent relates to novel compounds that modulate the 5-HT2C serotonin receptor, which helps regulate food intake and may also influence metabolic rate. These modulators could be useful in pharmaceutical compositions for the treatment of obesity. APD356, discovered by Arena, is a selective and orally available 5-HT2C receptor modulator covered by the patent. A 12-week, randomized, double-blind, dose-ranging Phase 2b clinical trial studying APD356 in obese patients is currently ongoing.

On October 11, 2005, Arena publicly announced that it plans to announce top-line, longer term safety and efficacy data from its Phase 2b clinical trial of APD356 around the end of the year.

Forward-Looking Statements

Certain statements in this Form 8-K are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements about the possible usefulness of 5-HT2C modulators in pharmaceutical compositions for the treatment of obesity, APD356’s safety profile, potency and pharmaceutical behavior, and the expected timing of Arena’s clinical trials and announcement of results and other statements about Arena’s clinical programs and ability to develop compounds and commercialize drugs. For such statements, Arena claims the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from Arena’s expectations. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the results of Arena’s clinical trials, the results of preclinical studies or clinical trials may not be predictive of future results, Arena’s ability to partner APD356, APD125 or other of its compounds or programs, the timing, success and cost of Arena’s research, out-licensing endeavors and clinical trials, Arena’s ability to obtain additional financing, Arena’s ability to obtain and defend its patents, Arena’s patent protection, and the timing and receipt of payments and fees, if any, from Arena’s collaborators, including Ortho-McNeil and Merck. Additional factors that could cause actual results to differ materially from those stated or implied by Arena’s forward-looking statements are disclosed in Arena’s filings with the Securities and Exchange Commission. These forward-looking statements represent Arena’s judgment as of the time of the filing of this Form 8-K. Arena disclaims any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2005	Arena Pharmaceuticals, Inc.,
a Delaware corporation

	By:	/s/ Steven W. Spector
Steven W. Spector
Senior Vice President, General Counsel and
Secretary